Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
44108EAR9
780153AN2
562567AJ6
Issuer
HOST MARRIOTT LP
ROYAL CARRIBBEAN CRUISES
MANDALAY RESORT GROUP
Underwriters
BofA, DBSI, BNY, Citigroup, Credit Lyonnais,
Fleet, Goldman, Merrill, Scotia, SoGen, UBS,
Wells Fargo
Citigroup, Goldman, BofA, CSFB, Morgan
Stanley, Scotia, Wachovia
BofA, Merrill
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HMT 7.125%, 11/1/2013
RCL 8%, 5/15/2010
MBG 1.7775%, 3/21/2033
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2003
5/6/2003
3/17/2003
Total dollar amount of offering sold to QIBs
 $                                                     725,000,000
 $                                                                    -
 $                                                     350,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                     250,000,000
 $                                                                    -
Total
 $                                                     725,000,000
 $                                                     250,000,000
 $                                                     350,000,000
Public offering price
 $                                                             100.00
 $                                                               99.34
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.38%
2.25%
Rating
Ba3/*-/B+
Ba2/BB+
Ba2/BB+
Current yield
7.13%
8.05%
1.78%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity
Fund
Boston
 $                     775,000
 $                     775,000
0.11%
6.85%
5.06%
12/31/2003
Scudder Income Fund
Boston
 $                     260,000
 $                     260,000
0.04%
3.43%
1.83%
12/31/2003
SVS I Bond Portfolio
Boston
 $                       50,000
 $                       50,000
0.01%
1.29%
1.15%
12/11/2003
Chicago Funds







Scudder Total Return Fund
Chicago
 $                     215,000
 $                     215,000
0.03%
2.00%
4.27%
12/31/2003
SVS II Total Return Portfolio
Chicago
 $                       70,000
 $                       70,000
0.01%
1.29%
2.35%
12/11/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
 $                     200,000
 $                     200,000
0.03%
6.85%
2.05%
12/31/2003
New York Funds







Scudder Flag Investors Value Builder
New York
 $                  3,600,000
 $                  3,600,000
0.50%
2.00%
9.82%
12/31/2003
Total

 $                  5,170,000
 $                  5,170,000
0.71%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
162456al1
495582108
942683aa1
Issuer
CHATTEM INC
KING PHARMACEUTICALS INC
WATSON PHARMACEUTICALS
Underwriters
BofA, Morgan Stanley, DBSI, JP Morgan
BofA, CSFB, JP Morgan, UBS, CIBC,
Goldman Sachs, Gruntal, Merrill Lynch,
Prudential, Salomon, SG Cowen, SunTrust,
Wachovia
Donaldson Lufkin & Jenrette, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHTT Floating Rate Note, 3/1/2010
KG  10.75%, 2/15/2009
WPI 7.125%, 5/15/2008
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/19/2004
3/3/1999
5/13/1998
Total dollar amount of offering sold to QIBs
 $                                                   75,000,000
 $                                                 150,000,000
 $                                                 150,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                   75,000,000
 $                                                 150,000,000
 $                                                 150,000,000
Public offering price
 $                                                         100.00
 $                                                           38.00
 $                                                           99.13
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.19%
1.20%
0.75%
Rating
Ba3/B+
Ba3/B+
Ba1/BBB-
Current yield
Floating
10.75%
7.13%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
New York Funds







Scudder Flag Investors Value Builder
New York
500,000
 $                   500,000
0.67%
1.00%
0.95%
3/31/2004
Total

500,000
 $                   500,000
0.67%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
01958xbc0
492914ap1
55375uaa2
Issuer
ALLIED WASTE NORTH AMERICA
KEY ENERGY SERVICES INC
MSW ENERGY HLDGS/FIN II
Underwriters
Citigroup, JP Morgan, UBS, CSFB, DBSI,
BancOne, BNP, Fleet, Scotia
Bear Stearns, Lehman, CIBC, Comerica,
PNC, RBC, First Albany
CSFB, Goldman Sachs, Lehman
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AW 5.75%, 2/15/2011
KEG 6.375%, 5/1/2013
MSWENE 7.375%, 9/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/21/2004
5/9/2003
11/7/2003
Total dollar amount of offering sold to QIBs
 $                                                 400,000,000
 $                                                                -
 $                                                 225,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                 150,000,000
 $                                                                -
Total
 $                                                 400,000,000
 $                                                 150,000,000
 $                                                 225,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
1.30%
2.75%
Rating
Ba3/BB-
Ba2/BB
Ba2/BB-
Current yield
5.75%
6.38%
7.38%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity
Fund
Boston
270,000
 $                   270,000
0.07%
-3.25%
-1.02%
3/31/2004
Scudder Income Fund
Boston
70,000
 $                     70,000
0.02%
-3.25%
1.42%
3/31/2004
SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%
-3.25%
1.40%
3/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,395,000
 $
3,395,000
0.85%
-3.25%
-0.76%
3/31/2004
Scudder High Income Trust
Chicago
325,000
 $                   325,000
0.08%
-3.25%
-1.45%
3/31/2004
Scudder Multi-Market Income Trust
Chicago
160,000
 $                   160,000
0.04%
-3.25%
0.18%
3/31/2004
Scudder Strategic Income Fund
Chicago
220,000
 $                   220,000
0.06%
-3.25%
0.14%
3/31/2004
Scudder Strategic Income Trust
Chicago
40,000
 $                     40,000
0.01%
-3.25%
0.09%
3/31/2004
Scudder Total Return Fund
Chicago
60,000
 $                     60,000
0.02%
-3.25%
-0.22%
3/31/2004
SVS II Fixed Income Portfolio
Chicago
15,000
 $                     15,000
0.00%
-3.25%
1.46%
3/31/2004
SVS II High Income Portfolio
Chicago
585,000
 $                   585,000
0.15%
-3.25%
-0.92%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
35,000
 $                     35,000
0.01%
-3.25%
-0.13%
3/31/2004
SVS II Total Return Portfolio
Chicago
60,000
 $                     60,000
0.02%
-3.25%
-0.23%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
60,000
 $                     60,000
0.02%
-3.25%
1.15%
3/31/2004
New York Funds







Scudder Flag Investors Value Builder
New York
3,350,000
 $
3,350,000
0.84%
-3.25%
1.21%
3/31/2004
Scudder High Income Plus Fund
New York
520,000
 $                   520,000
0.13%
-3.25%
-0.39%
3/31/2004
Total

9,180,000
 $
9,180,000
2.30%